UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2021

STEWART INFORMATION SERVICES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Blvd. Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-625-8100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 27, 2021, Stewart Information Services Corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). Only stockholders of record as of the close of business on April 1, 2021 were entitled to vote at the 2021 Annual Meeting. As of April 1, 2021, 26,951,845 shares of the Company’s Common Stock were outstanding and entitled to vote at the 2021 Annual Meeting. At the 2021 Annual Meeting, 25,148,687 shares of Common Stock were represented, in person or by proxy, constituting a quorum for the meeting.

The following three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2021, were before the meeting, and they received the following votes:

Proposal 1: Election of Nine Directors to Serve until the 2022 Annual Meeting. The following individuals were elected to serve as directors of the Company:

Name of Director Nominees	For	Withheld	Broker Non-Votes
Thomas G. Apel	23,587,873	361,448	1,199,365
C. Allen Bradley, Jr.	23,339,016	610,304	1,199,365
Robert L. Clarke	23,435,521	513,800	1,199,365
William S. Corey, Jr.	23,905,901	43,420	1,199,365
Frederick H. Eppinger, Jr.	23,825,971	123,350	1,199,365
Deborah J. Matz	23,846,276	103,045	1,199,365
Matthew W. Morris	23,815,170	134,151	1,199,365
Karen R. Pallotta	23,416,779	532,542	1,199,365
Manuel Sanchez	23,448,254	501,066	1,199,365

Proposal 2: Approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers. The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy.

For	Against	Abstain	Broker Non-Votes
23,426,752	449,690	72,879	1,199,365

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2021. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
24,706,244	352,014	90,427	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

	By:	/s/ David C. Hisey
David C. Hisey, Chief Financial Officer, Secretary, Treasurer

Date: June 1, 2021